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                                                                  EXHIBIT 10.45

                                AMENDMENT NO. 2
                                       TO
                         CONSULTANT SERVICES AGREEMENT


         This Amendment No. 2 to Consultant Services Agreement is entered into as of March 20, 1997, by and between MAJOR REALTY CORPORATION, a Delaware corporation (hereinafter referred to as "Major"), and DEVELOPMENT CONSULTANTS, INC., OF ORLANDO, a Florida corporation (hereinafter referred to as "Consultant").

         WHEREAS, Major and Consultant are parties to that certain Consultant Services Agreement dated as of April 1, 1994, as amended by Amendment No. 1 dated as of April 1, 1995 (the "Agreement"); and

         WHEREAS, the parties desire to modify Section 1.5 of the Agreement regarding the term;

         NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, and as provided by Section 5.6 of the Agreement, Major and Consultant hereby mutually agree to amend the Agreement as follows:

         1. Section 1.5, "Term," is hereby amended to reflect a termination date of December 31, 1997.

         2. Except as otherwise provided herein, the Agreement shall remain in full force and effect. Upon execution of this Amendment
No. 2 by all of the parties hereto, and thereafter, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

         IN WITNESS HEREOF, the parties hereto have executed this Amendment No. 2 to Consultant Services Agreement as of the date first set forth above.

                                         MAJOR REALTY CORPORATION


                                         By:/s/ David L. Treadwell
                                            -----------------------------------
                                               David L. Treadwell,
                                               Chairman of the Board


                                         DEVELOPMENT CONSULTANTS, INC.,
                                         OF ORLANDO


                                         By:/s/ Gary E. Jahraus
                                            -----------------------------------
                                                Gary E. Jahraus, President